UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2006

WILSHIRE ENTERPRISES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-4673	84-0513668
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

1 Gateway Center, Newark, NJ	07102
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)	(201) 420-2796

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

At the Annual Meeting of Stockholders of Wilshire Enterprises, Inc. (the “Company”) to be held on May 25, 2006, Sherry Wilzig Izak, the Company’s Chairman and Chief Executive Officer, will deliver a speech, a copy of which is set forth in Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is included with this report:

Exhibit Number	Description

99.1	Speech of Chairman and CEO

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WILSHIRE ENTERPRISES, INC. (Registrant)

Dated: May 25, 2006	By:	/s/ S. Wilzig Izak
S. Wilzig Izak
Chairman of the Board

EXHIBIT INDEX

Exhibit Number	Description

99.1	Speech of Chairman and CEO